Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Anthony and Stefano Taucer, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2024, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 28, 2024.

/s/ Mara G. Aspinall Signature
Mara G. Aspinall Print Name

Exhibit 24.1

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Anthony and Stefano Taucer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2024, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 28, 2024.

/s/ John P. Kenny Signature
John P. Kenny Print Name

Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Anthony and Stefano Taucer, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2024, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 28, 2024.

/s/ Nancy J. Gagliano, M.D. Signature
Nancy J. Gagliano, M.D. Print Name

Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Anthony and Stefano Taucer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2024, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 28, 2024.

/s/ Lelio Marmora Signature
Lelio Marmora Print Name

Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Anthony and Stefano Taucer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2024, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 28, 2024.

/s/ Robert W. McMahon Signature
Robert W. McMahon Print Name

Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Anthony and Stefano Taucer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2024, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 28, 2024.

/s/ David J. Shulkin, M.D. Signature
David J. Shulkin, M.D. Print Name